UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2022

Bubblr, Inc.

(Exact name of registrant as specified in its charter)

Wyoming	333-260902	86-2355916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

21 West 46th Street New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(647) 646 2263

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [_]

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on March 4, 2022, the Company entered a Securities Purchase Agreement (the “GHS Securities Purchase Agreement”) with GHS Investments, LLC (“GHS”), whereby GHS agreed to purchase, in tranches, up to Seven Thousand Dollars ($700,000) of the Company’s Series C Convertible Preferred Stock in exchange for Seven Hundred (700) shares of Series C Convertible Preferred Stock. The first tranche, promptly upon execution of the Securities Purchase Agreement, was for the purchase of Three Hundred (300) shares of Series C Convertible Preferred Stock for Three Hundred Thousand Dollars ($300,000).

On April 25, 2022, the Company and GHS completed the sale of the second tranche for the purchase of Two Hundred (200) shares of Series C Convertible Preferred Stock for Two Hundred Thousand Dollars ($200,000).

On May 25, 2022, the Company and GHS completed the sale of the third tranche for the purchase of One Hundred (100) shares of Series C Convertible Preferred Stock for One Hundred Thousand Dollars ($100,000).

On June 24, 2022, the Company and GHS completed the sale of the fourth tranche for the purchase of One Hundred (100) shares of Series C Convertible Preferred Stock for One Hundred Thousand Dollars ($100,000).

In connection with the fourth tranche, the Company issued to GHS a warrant (the “GHS Warrant”) to purchase 75% of the number of shares of common stock issuable upon conversion of the Series C Convertible Preferred Stock (the “GHS Warrant Shares”). The Company has agreed to register the shares of common stock issuable pursuant to the conversion of the Series C Convertible Preferred Stock and the GHS Warrant Shares.

The foregoing description of the GHS Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of GHS Warrant, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and are hereby incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

On June 24, 2022, we issued a total of 7,597,245 shares of common stock to Lime Tree Trading for consulting services under a consulting agreement.

The above issuance under the consulting agreement was completed in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act. The transaction qualified for the exemption from registration because (i) the Company did not engage in any general solicitation or advertising to market the securities; (ii) each purchaser was provided the opportunity to ask questions and receive answers from the Company regarding the Company; (iii) the securities were issued to persons with knowledge and experience in financial and business matters so that he or she is capable of evaluating the merits and risks of an investment in the Company; and (iv) the recipients received “restricted securities.”

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
4.1	GHS Warrant dated June 24, 2022

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2022	Bubblr, Inc.

	By:	/s/ Rik Willard
	Name: Title:	Rik Willard Chief Executive Officer

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